UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                          Date of Report April 11, 2003

                               ALMOST FAMILY, INC.
             (Exact name of registrant as specified in its charter)

      Delaware                          1-9848                  06-1153720
(State or other jurisdiction     (Commission File No.)         (IRS Employer
   of incorporation)                                        Identification No.)

  100 Mallard Creek Road
   Louisville, Kentucky                                             40207
(Address of principal executive offices)                          (Zip Code)

                                 (502) 899-5355
              (Registrant's telephone number, including area code)

Item 5.  Other Events

The registrant issued the attached press release today regarding its intention to appeal a decision entered by by the Chancery Court for Williamson County, Tennessee, awarding damages in the amount of $984,970 to Franklin Capital Associates, L.P. A copy of the Press Release is attached as Exhibit 99.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ALMOST FAMILY, INC.
                                     (Registrant)


                                     By:  /s/ C. Steven Guenthner
                                     ----------------------------------
                                     C. Steven Guenthner
                                     Senior Vice President and
                                     Chief Financial Officer
                                     Dated: April 11, 2003